UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2013

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction of Incorporation)	(IRS. Employer Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 754-2233

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On October 18, 2013, Scientific Games Corporation (“Scientific Games”) announced that it completed the acquisition of WMS Industries Inc. (“WMS”).  Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of January 30, 2013 (the “Merger Agreement”), by and among Scientific Games, SG California Merger Sub, Inc. (“Merger Sub”), Scientific Games International, Inc. (“Financing Sub”) and WMS, Merger Sub merged with and into WMS, with WMS continuing as the surviving corporation (the “Merger”).  As a result of the Merger, WMS became a wholly owned subsidiary of Scientific Games.

Item 1.01.  Entry into a Material Definitive Agreement.

New Loan Facilities

In connection with the Merger, Scientific Games and certain of its subsidiaries entered into senior secured credit facilities in an aggregate principal amount of $2,600,000,000, consisting of a $300,000,000 revolving credit facility, with dollar and multi-currency tranches, and a $2,300,000,000 term loan B, pursuant to a credit agreement, dated as of October 18, 2013, by and among Financing Sub, as the borrower, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, JPMorgan Chase Bank, N.A., as issuing lender, Bank of America, N.A., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Bank of America, N.A., Credit Suisse Securities (USA) LLC, UBS Securities LLC, J.P. Morgan Securities LLC, RBS Securities Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as joint bookrunners, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as co-syndication agents, and J.P. Morgan Securities LLC, The Royal Bank of Scotland plc, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as co-documentation agents (the “Senior Secured Credit Facilities”).  The term loan facility was used, in part, to finance the consideration paid in the Merger, to pay off existing indebtedness and to pay fees and expenses related to the Merger and the associated financings.  Up to $200,000,000 of the revolving credit facility is available for issuances of letters of credit.  The term loan will mature on October 18, 2020 and the revolving credit facility will mature on October 18, 2018.

Interest Rates and Fees

The applicable margin for the revolving credit facility is initially 3.00% per annum for eurodollar (LIBOR) loans and 2.00% per annum for base rate loans.  The term loan amortizes in equal quarterly installments in an amount equal to 1.00% per annum of the stated principal amount thereof, with the remaining balance due at final maturity.  Interest is payable on the Senior Secured Credit Facilities at a rate equal to the eurodollar (LIBOR) rate or the base rate, plus an applicable margin, in each case, subject to a eurodollar (LIBOR) rate floor of 1.00% or a base rate floor of 2.00%, as applicable.  The applicable margin for the term loan is 3.25% per annum for eurodollar (LIBOR) loans and 2.25% per annum for base rate loans.

The applicable margin on borrowings under the revolving credit facility may be reduced by 0.25% or 0.50% based on step-downs determined by the first lien net leverage ratio.

Financing Sub is required to pay commitment fees to the dollar revolving lenders and the multi-currency revolving lenders on the actual daily unused portion of the dollar or multi-

currency revolving commitments, as applicable, at a rate of 0.50% per annum through maturity, subject to a step-down to 0.375% based upon certain first lien net leverage ratios.

Guarantees

The Senior Secured Credit Facilities are guaranteed by Scientific Games and each of Scientific Games’ current and future direct and indirect wholly owned domestic subsidiaries, including WMS and each of its domestic subsidiaries (the “Guarantors”), subject to certain customary exceptions as set forth in the Senior Secured Credit Facilities.

Prepayments

Financing Sub may voluntarily prepay all or any portion of outstanding amounts under the Senior Secured Credit Facilities at any time, in whole or in part, without premium or penalty, subject to (i) redeployment costs in the case of a prepayment of eurocurrency loans under the revolving credit facility other than on the last day of the relevant interest period and (ii) a 1.00% prepayment premium on any prepaid term loans in the first six months after the closing date of the Senior Secured Credit Facilities in connection with a repricing transaction.

The Senior Secured Credit Facilities contain customary mandatory prepayment provisions, subject to certain exceptions and reinvestment rights.

Certain Covenants and Events of Default

The Senior Secured Credit Facilities contain certain negative covenants that, among other things and subject to certain exceptions, restrict Scientific Games’ and its restricted subsidiaries’ ability to incur additional debt or guarantees, grant liens on assets, make loans, acquisitions or other investments, dispose of assets, make optional payments or modify certain debt instruments, pay dividends or other payments on capital stock, consolidate or merge, enter into arrangements that restrict the ability to pay dividends or grant liens, enter into sale and leaseback transactions, enter into or consummate transactions with affiliates, or change its fiscal year. In addition, the Senior Secured Credit Facilities require the maintenance of a maximum first lien net leverage ratio on a quarterly basis if at any time the aggregate amount of all commitments outstanding under the revolving credit facility equals or exceeds 15.00% of all commitments thereunder.

The Senior Secured Credit Facilities contain customary events of default (subject to customary grace periods and materiality thresholds).  Upon the occurrence of certain events of default, the obligations under the Senior Secured Credit Facilities may be accelerated and the commitments may be terminated.

Other Relationships

Certain of the lenders under the Senior Secured Credit Facilities and/or their affiliates have provided, and may in the future provide, various financial advisory, investment banking, cash management, commercial banking, and other services to Scientific Games and its subsidiaries, for which they have received, and may in the future receive, customary fees.  Credit Suisse Securities (USA) LLC and an affiliate of Bank of America, N.A. provided financial advisory services in connection with the Merger, for which they received customary fees.  Certain of the lenders under the Senior Secured Credit Facilities and/or their affiliates were lenders and/or agents under the Existing Credit Agreement (as defined below).  In addition, certain of the lenders and/or their affiliates are counterparties to our hedging arrangements and may be holders of our senior subordinated notes.

The foregoing description of the Senior Secured Credit Facilities does not purport to be complete and is subject to, and qualified in its entirety by, the credit agreement governing the Senior Secured Credit Facilities, a copy of which is attached hereto as Exhibit 10.1, and the Guarantee and Collateral Agreement, dated as of October 18, 2013, by and among Scientific Games, Financing Sub, the Guarantors and Bank of America, N.A., a copy of which is attached hereto as Exhibit 10.2, both of which are incorporated herein by reference.

Supplemental Indentures

In connection with the Merger, on October 18, 2013, Scientific Games or Financing Sub (as applicable as set forth below), the guarantors party to each of the 2018 Indenture, the 2019 Indenture and the 2020 Indenture (in each case as defined below and, collectively, the “Indentures”), certain subsidiaries of WMS (the “Additional Guarantors”) and Deutsche Bank Trust Company Americas, as successor trustee (“DBTCA”), entered into the supplemental indentures listed below (in each case dated as of October 18, 2013 and, collectively, the “Supplemental Indentures”) pursuant to which the Additional Guarantors agreed to fully and unconditionally guarantee all of Scientific Games’ or Financing Sub’s obligations, as applicable, under the Indentures.

•                  Scientific Games entered into a supplemental indenture to the indenture dated as of September 22, 2010 among Scientific Games, the guarantors referred to therein and DBTCA, relating to Scientific Games’ 8.125% Senior Subordinated Notes due 2018 (the “2018 Indenture”).

•                  Financing Sub entered into a supplemental indenture to the indenture dated as of May 21, 2009 among Financing Sub, the guarantors referred to therein and DBTCA, relating to Financing Sub’s 9.250% Senior Subordinated Notes due 2019 (the “2019 Indenture”).

•                  Financing Sub entered into a supplemental indenture to the original indenture dated as of August 20, 2012 among Financing Sub, the guarantors referred to therein and DBTCA, relating to Financing Sub’s 6.250% Senior Subordinated Notes due 2020 (the “2020 Indenture”).

The foregoing descriptions of the Supplemental Indentures do not purport to be complete, and are subject to, and qualified in their entirety by, the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3, all of which are incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

On October 18, 2013, in connection with the Merger, Scientific Games terminated the Second Amended and Restated Credit Agreement, dated as of August 25, 2011, among Scientific Games, Financing Sub, certain banks listed therein and JPMorgan Chase Bank, N.A., as administrative agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”).  No early termination penalties were incurred by

Scientific Games or Financing Sub in connection with the termination of the Existing Credit Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 18, 2013, pursuant to the terms of the Merger Agreement, Scientific Games completed the acquisition of WMS through the merger of Merger Sub with and into WMS, with WMS continuing as the surviving corporation. As a result of the Merger, WMS became a wholly owned subsidiary of Scientific Games.  At the effective time of the Merger, each share of WMS’ common stock, par value $0.50 (“WMS Common Stock”) issued and outstanding immediately prior to such time, other than shares of WMS Common Stock owned by Scientific Games, Merger Sub or WMS (which were cancelled) and shares of WMS Common Stock with respect to which appraisal rights were properly exercised and not withdrawn under Delaware law, was automatically cancelled and converted into the right to receive $26.00 in cash, without interest (the “Merger Consideration”).  At the effective time of the Merger, each outstanding WMS stock option granted prior to January 30, 2013 was cancelled in exchange for the right of the holder to receive a lump sum cash payment equal to the number of shares of WMS Common Stock underlying the WMS stock option multiplied by the excess of the Merger Consideration over the exercise price, if any (the “Option Payment”).  In addition, each outstanding award of WMS restricted shares, restricted stock units or phantom units was cancelled at the effective time of the Merger in exchange for the right of the holder to receive a lump sum cash payment equal to the Merger Consideration multiplied by the number of shares of WMS Common Stock underlying each award, except for certain equity awards that were permitted to be granted by WMS following January 30, 2013 (including employee stock options), which were converted into equivalent awards of Scientific Games using a customary exchange ratio of WMS’ stock price to Scientific Games’ stock price on October 18, 2013 (the “Restricted Shares Payment”).  As of the effective time of the Merger, each outstanding award of WMS performance units was cancelled in exchange for the right of the holder to receive a lump sum cash payment equal to the Merger Consideration multiplied by the number of shares of WMS Common Stock underlying the performance units at the applicable payout percentage, which was 100% unless the relevant performance targets were met or exceeded as of the effective time of the Merger, in which case the payout percentage was determined based on actual performance (the “Performance Units Payment”).  The aggregate amount paid by Scientific Games for the Merger Consideration, Option Payment, Restricted Shares Payment and Performance Units Payment was approximately $1.5 billion.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which was filed as Exhibit 2.1 to Scientific Games’ Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on February 5, 2013, and which is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Scientific Games, Merger Sub, Financing Sub, WMS or any of their respective subsidiaries or affiliates. Such information can be found in the public filings that Scientific Games or WMS files with the SEC.  The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and are as of specific dates and solely for the benefit of parties to the Merger Agreement and:

•                  are not intended as statements of fact, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate;

•                  have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;

•                  may no longer be true as of a given date;

•                  may be subject to a contractual standard of materiality in a way that is different from those generally applicable to investors or other stockholders and reports and documents filed with the SEC; and

•                  may be subject in some cases to other exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a “material adverse effect”).

Accordingly, investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Scientific Games, Merger Sub, Financing Sub, WMS or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change, or may have changed, after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Scientific Games’ or WMS’ public disclosures. Accordingly, the representations and warranties and other provisions of the Merger Agreement or any description of such provisions should not be read alone, but instead should be read together with the information that each company publicly files in reports and statements with the SEC.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.  Other Events

On October 18, 2013, Scientific Games issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

Scientific Games will file by amendment to this Current Report on Form 8-K the financial statements required by Item 9.01(a) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)                                 Pro forma financial information.

Scientific Games will file by amendment to this Current Report on Form 8-K the pro forma financial information required by Item 9.01(b) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)                                 Exhibits.

2.1

Agreement and Plan of Merger, by and among Scientific Games Corporation, SG California Merger Sub, Inc., Scientific Games International, Inc. and WMS Industries Inc., dated as of January 30, 2013 (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on February 5, 2013).  (*)

4.1

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated May 21, 2009, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee. (†)

4.2

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated September 22, 2010, by and among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee. (†)

4.3

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated August 20, 2012, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee. (†)

10.1

Credit Agreement, dated as of October 18, 2013, by and among Scientific Games International, Inc., as the borrower, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, JPMorgan Chase Bank, N.A., as issuing lender, Bank of America, N.A., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Bank of America, N.A., Credit Suisse Securities (USA) LLC,

UBS Securities LLC, J.P. Morgan Securities LLC, RBS Securities Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as joint bookrunners, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as co-syndication agents, and J.P. Morgan Securities LLC, The Royal Bank of Scotland plc, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as co-documentation agents. (†)(*)

10.2

Guarantee and Collateral Agreement, dated as of October 18, 2013, by and among Scientific Games Corporation, Scientific Games International, Inc., the guarantor parties named therein and Bank of America, N.A. (†)(*)

99.1	Press release dated October 18, 2013. (†)

(*) Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Scientific Games hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.

(†) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scientific Games Corporation

Date: October 18, 2013
	By:	/s/ Jack B. Sarno
		Name:	Jack B. Sarno
		Title:	Vice President — Worldwide Legal Affairs and Corporate Secretary

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, by and among Scientific Games Corporation, SG California Merger Sub, Inc., Scientific Games International, Inc. and WMS Industries Inc., dated as of January 30, 2013 (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on February 5, 2013).

4.1

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated May 21, 2009, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

4.2

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated September 22, 2010, by and among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

4.3

Supplemental Indenture, dated as of October 18, 2013, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, WMS Industries Inc., WMS Gaming Inc., WMS International Holdings Inc., Phantom EFX, LLC, Lenc-Smith Inc., Williams Electronics Games, Inc., WMS Finance Inc., Lenc Software Holdings LLC, Williams Interactive LLC and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture dated August 20, 2012, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

10.1

Credit Agreement, dated as of October 18, 2013, by and among Scientific Games International, Inc., as the borrower, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, JPMorgan Chase Bank, N.A., as issuing lender, Bank of America, N.A., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as joint lead arrangers, Bank of America, N.A., Credit Suisse Securities (USA) LLC, UBS Securities LLC, J.P. Morgan Securities LLC, RBS

Securities Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as joint bookrunners, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as co-syndication agents, and J.P. Morgan Securities LLC, The Royal Bank of Scotland plc, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and HSBC Securities (USA) Inc., as co-documentation agents.

10.2

Guarantee and Collateral Agreement, dated as of October 18, 2013, by and among Scientific Games Corporation, Scientific Games International, Inc., the guarantor parties named therein and Bank of America, N.A.

99.1	Press release dated October 18, 2013.